                                                                   EXHIBIT 99.53

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5

--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                OCTOBER 22, 2004


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                             SCENARIO                                  1                           2
----------------------------------------------------------------------------------------------------------------------------
                                                SPEED                             75% pricing                 100% pricing
                                                RATES                               Forward                     Forward
                                             TRIGGERS                                Fail                        Fail
                                         CLEANUP CALL                             To Maturity                 To Maturity
                                  DEFAULT P&I ADVANCE                             100% Advance                100% Advance
                                     DEFAULT SEVERITY                                 50%                         50%
                                 DEFAULT RECOVERY LAG                               6 months                    6 months
                                      DEFAULT BALANCE                           Current Balance             Current Balance
                                      CPR = CDR + CRR     Capped at prepay
                                            CPR = CRR        PSA standard           CPR = CRR                   CPR = CRR
---------------------------------------------------------------------------------------------------------------------------
                                INITIAL
                                  BOND       SUB-
CLASS        RATINGS              SIZE ORDINATION
===========================================================================================================================
B2           BAA2/A+           1.00          4.85       HBK CDR                                75                        75
PRICE        100                                        Yield                                6.81                      6.51
                                                        DM                                    199                       202

                                                        WAL                                 12.29                     9.22
                                                        Mod Dur                              8.62                      7.09
                                                        Prin Writedown               0.00 (0.00%)              0.00 (0.00%)
                                                        CummLosses         118,127,021.67 (5.07%)     85,344,232.82 (3.67%)
B4           NR/BBB+           1.00          2.85       HBK CDR                                75                        75
PRICE        88.91242                                   Yield                                9.76                      9.70
                                                        DM                                    482                       499

                                                        WAL                                 14.30                     10.90
                                                        Mod Dur                              8.17                      7.07
                                                        Prin Writedown               0.00 (0.00%)              0.00 (0.00%)
                                                        CummLosses         118,127,021.67 (5.07%)     85,344,232.82 (3.67%)
B5           NR/BBB            1.00          1.85       HBK CDR                                75                        75
PRICE        79.56105                                   Yield                               11.10                     11.16
                                                        DM                                    611                       632

                                                        WAL                                 15.18                     12.17
                                                        Mod Dur                              7.99                      7.22
                                                        Prin Writedown               0.00 (0.00%)              0.00 (0.00%)
                                                        CummLosses         118,127,021.67 (5.07%)     85,344,232.82 (3.67%)
                                                                                               --                        --


                                          SCENARIO              3                       4
-------------------------------------------------------------------------------------------------------
                                             SPEED        125% pricing            75% pricing
                                             RATES           Forward        Forward, up 200 over 12 mos
                                          TRIGGERS            Fail                    Fail
                                      CLEANUP CALL         To Maturity            To Maturity
                               DEFAULT P&I ADVANCE         100% Advance           100% Advance
                                  DEFAULT SEVERITY             50%                    50%
                              DEFAULT RECOVERY LAG           6 months               6 months
                                   DEFAULT BALANCE       Current Balance        Current Balance
                                   CPR = CDR + CRR
                                         CPR = CRR           CPR = CRR              CPR = CRR
-------------------------------------------------------------------------------------------------------
                                 INITIAL
                                   BOND      SUB-
CLASS        RATINGS               SIZE ORDINATION
=======================================================================================================
B2           BAA2/A+           1.00          4.85                         75                         75
PRICE        100                                                        6.22                       8.42
                                                                         205                        174

                                                                        7.15                      12.37
                                                                        5.85                       7.89
                                                                0.00 (0.00%)               0.00 (0.00%)
                                                       63,039,531.29 (2.71%)     118,276,477.29 (5.08%)
B4           NR/BBB+           1.00          2.85                         75                         75
PRICE        88.91242                                                   9.70                      10.89
                                                                         526                        405

                                                                        8.53                      14.32
                                                                        6.06                       7.80
                                                                0.00 (0.00%)               0.00 (0.00%)
                                                       63,039,531.29 (2.71%)     118,276,477.29 (5.08%)
B5           NR/BBB            1.00          1.85                         75                         75
PRICE        79.56105                                                  11.35                      12.28
                                                                         672                        539

                                                                        9.60                      15.21
                                                                        6.32                       7.58
                                                                0.00 (0.00%)               0.00 (0.00%)
                                                       63,039,531.29 (2.71%)     118,276,477.29 (5.08%)
                                                                          --                         --


                                          SCENARIO              5                               6
-------------------------------------------------------------------------------------------------------------
                                             SPEED          100% pricing                   125% pricing
                                             RATES   Forward, up 200 over 12 mos   Forward, up 200 over 12 mos
                                          TRIGGERS              Fail                          Fail
                                      CLEANUP CALL          To Maturity                    To Maturity
                               DEFAULT P&I ADVANCE          100% Advance                  100% Advance
                                  DEFAULT SEVERITY              50%                            50%
                              DEFAULT RECOVERY LAG            6 months                       6 months
                                   DEFAULT BALANCE        Current Balance                Current Balance
                                  CPR = CDR + CRR
                                        CPR = CRR            CPR = CRR                      CPR = CRR
-------------------------------------------------------------------------------------------------------------
                                 INITIAL
                                   BOND      SUB-
CLASS        RATINGS               SIZE ORDINATION
=============================================================================================================
B2           BAA2/A+           1.00          4.85                        75                               75
PRICE        100                                                       8.14                             7.85
                                                                        170                              171

                                                                       9.83                             7.75
                                                                       6.90                             5.88
                                                               0.00 (0.00%)                     0.00 (0.00%)
                                                      85,402,494.77 (3.67%)            63,061,783.19 (2.71%)
B4           NR/BBB+           1.00          2.85                        75                               75
PRICE        88.91242                                                 10.70                            10.57
                                                                        401                              410

                                                                      11.79                             9.51
                                                                       7.21                             6.42
                                                               0.00 (0.00%)                     0.00 (0.00%)
                                                      85,402,494.77 (3.67%)            63,061,783.19 (2.71%)
B5           NR/BBB            1.00          1.85                        75                               75
PRICE        79.56105                                                 12.10                            12.04
                                                                        528                              538

                                                                      13.27                            10.95
                                                                       7.27                             6.67
                                                               0.00 (0.00%)                     0.00 (0.00%)
                                                      85,402,494.77 (3.67%)            63,061,783.19 (2.71%)
                                                                         --                                -




                                    SCENARIO                 7                           8                          9
-----------------------------------------------------------------------------------------------------------------------------------
                                       SPEED             75% pricing                 100% pricing               125% pricing
                                       RATES            Forward + 200               Forward + 200              Forward + 200
                                    TRIGGERS                 Fail                        Fail                       Fail
                                CLEANUP CALL             To Maturity                 To Maturity                To Maturity
                         DEFAULT P&I ADVANCE             100% Advance                100% Advance               100% Advance
                            DEFAULT SEVERITY                  50%                         50%                        50%
                        DEFAULT RECOVERY LAG               6 months                    6 months                   6 months
                             DEFAULT BALANCE            Current Balance             Current Balance            Current Balance
                             CPR = CDR + CRR
                                   CPR = CRR                CPR = CRR                   CPR = CRR                  CPR = CRR
-----------------------------------------------------------------------------------------------------------------------------------
                           INITIAL
                             BOND      SUB-
CLASS        RATINGS         SIZE ORDINATION
===================================================================================================================================
B2           BAA2/A+      1.00          4.85                             75                         75                          75
PRICE        100                                                       8.52                       8.25                        7.97
                                                                        174                        170                         171

                                                                      12.37                       9.83                        7.75
                                                                       7.82                       6.83                        5.83
                                                               0.00 (0.00%)                0.00 (0.00%)               0.00 (0.00%)
                                                     118,276,477.80 (5.08%)       85,402,495.11 (3.67%)      63,061,783.43 (2.71%)
B4           NR/BBB+      1.00          2.85                             75                          75                         75
PRICE        88.91242                                                 10.99                       10.82                      10.70
                                                                        406                         402                        411

                                                                      14.32                       11.79                       9.51
                                                                       7.71                        7.13                       6.35
                                                               0.00 (0.00%)                0.00 (0.00%)               0.00 (0.00%)
                                                     118,276,477.80 (5.08%)       85,402,495.11 (3.67%)      63,061,783.43 (2.71%)
B5           NR/BBB       1.00          1.85                             75                          75                         75
PRICE        79.56105                                                 12.40                       12.22                      12.18
                                                                        541                         531                        541

                                                                      15.21                       13.27                      10.95
                                                                       7.47                        7.18                       6.58
                                                               0.00 (0.00%)                0.00 (0.00%)               0.00 (0.00%)
                                                     118,276,477.80 (5.08%)       85,402,495.11 (3.67%)      63,061,783.43 (2.71%)
                                                                         --                         --                          --

                                             SCENARIO                                  1                           2
----------------------------------------------------------------------------------------------------------------------------
                                                SPEED                             75% pricing                 100% pricing
                                                RATES                               Forward                     Forward
                                             TRIGGERS                                Fail                        Fail
                                         CLEANUP CALL                             To Maturity                 To Maturity
                                  DEFAULT P&I ADVANCE                             100% Advance                100% Advance
                                     DEFAULT SEVERITY                                 50%                         50%
                                 DEFAULT RECOVERY LAG                               6 months                    6 months
                                      DEFAULT BALANCE                           Current Balance             Current Balance
                                      CPR = CDR + CRR     Capped at prepay
                                            CPR = CRR        PSA standard           CPR = CRR                   CPR = CRR
---------------------------------------------------------------------------------------------------------------------------
                                INITIAL
                                  BOND        SUB-
CLASS        RATINGS              SIZE ORDINATION
===========================================================================================================================
B2           BAA2/A+           1.00          4.85       HBK CDR                               100                        100
PRICE        100                                        Yield                                6.77                       6.50
                                                        DM                                    200                        203

                                                        WAL                                 11.82                       9.04
                                                        Mod Dur                              8.40                       6.98
                                                        Prin Writedown               0.00 (0.00%)               0.00 (0.00%)
                                                        CummLosses         152,372,991.01 (6.54%)     110,840,176.32 (4.76%)
B4           NR/BBB+           1.00          2.85       HBK CDR                               100                        100
PRICE        88.91242                                   Yield                                9.76                       9.71
                                                        DM                                    485                        503

                                                        WAL                                 13.83                      10.61
                                                        Mod Dur                              8.03                       6.96
                                                        Prin Writedown               0.00 (0.00%)               0.00 (0.00%)
                                                        CummLosses         152,372,991.01 (6.54%)     110,840,176.32 (4.76%)
B5           NR/BBB            1.00          1.85       HBK CDR                               100                        100
PRICE        79.56105                                   Yield                               11.12                      11.20
                                                        DM                                    614                        638

                                                        WAL                                 14.84                      11.80
                                                        Mod Dur                              7.92                       7.10
                                                        Prin Writedown               0.00 (0.00%)               0.00 (0.00%)
                                                        CummLosses         152,372,991.01 (6.54%)     110,840,176.32 (4.76%)
                                                                                               --                         --



                                          SCENARIO              3                       4
-------------------------------------------------------------------------------------------------------
                                             SPEED        125% pricing            75% pricing
                                             RATES           Forward        Forward, up 200 over 12 mos
                                          TRIGGERS            Fail                    Fail
                                      CLEANUP CALL         To Maturity            To Maturity
                               DEFAULT P&I ADVANCE         100% Advance           100% Advance
                                  DEFAULT SEVERITY             50%                    50%
                              DEFAULT RECOVERY LAG           6 months               6 months
                                   DEFAULT BALANCE       Current Balance        Current Balance
                                   CPR = CDR + CRR
                                         CPR = CRR           CPR = CRR              CPR = CRR
-------------------------------------------------------------------------------------------------------
                                 INITIAL
                                   BOND       SUB-
CLASS        RATINGS               SIZE ORDINATION
=======================================================================================================
B2           BAA2/A+           1.00          4.85                        100                         100
PRICE        100                                                        6.25                        8.46
                                                                         207                         163

                                                                        7.19                       14.78
                                                                        5.87                        8.66
                                                                0.00 (0.00%)                0.00 (0.00%)
                                                       82,289,924.08 (3.53%)      152,554,328.81 (6.55%)
B4           NR/BBB+           1.00          2.85                        100                         100
PRICE        88.91242                                                   9.70                        9.71
                                                                         524                         276

                                                                        8.65                       20.95
                                                                        6.11                        8.80
                                                                0.00 (0.00%)       4,952,148.73 (21.27%)
                                                       82,289,924.08 (3.53%)      152,554,328.81 (6.55%)
B5           NR/BBB            1.00          1.85                        100                         100
PRICE        79.56105                                                  11.33                       -0.16
                                                                         669                        -605

                                                                        9.73                        8.87
                                                                        6.37                        5.20
                                                                0.00 (0.00%)     23,285,000.00 (100.00%)
                                                       82,289,924.08 (3.53%)      152,554,328.81 (6.55%)
                                                                          --                          --


                                          SCENARIO              5                               6
-------------------------------------------------------------------------------------------------------------
                                             SPEED          100% pricing                   125% pricing
                                             RATES   Forward, up 200 over 12 mos   Forward, up 200 over 12 mos
                                          TRIGGERS              Fail                          Fail
                                      CLEANUP CALL          To Maturity                    To Maturity
                               DEFAULT P&I ADVANCE          100% Advance                  100% Advance
                                  DEFAULT SEVERITY              50%                            50%
                              DEFAULT RECOVERY LAG            6 months                       6 months
                                   DEFAULT BALANCE        Current Balance                Current Balance
                                  CPR = CDR + CRR
                                        CPR = CRR            CPR = CRR                      CPR = CRR
-------------------------------------------------------------------------------------------------------------
                                 INITIAL
                                   BOND       SUB-
CLASS        RATINGS               SIZE ORDINATION
=============================================================================================================
B2           BAA2/A+           1.00          4.85                        100                              100
PRICE        100                                                        8.15                             7.82
                                                                         157                              158

                                                                       11.23                             8.45
                                                                        7.47                             6.23
                                                                0.00 (0.00%)                     0.00 (0.00%)
                                                      110,911,688.95 (4.76%)            82,317,472.03 (3.54%)
B4           NR/BBB+           1.00          2.85                        100                              100
PRICE        88.91242                                                  10.00                             9.87
                                                                         314                              323

                                                                       16.01                            11.71
                                                                        8.22                             7.15
                                                                0.00 (0.00%)                     0.00 (0.00%)
                                                      110,911,688.95 (4.76%)            82,317,472.03 (3.54%)
B5           NR/BBB            1.00          1.85                        100                              100
PRICE        79.56105                                                   2.99                             7.47
                                                                        -357                               79

                                                                       10.42                            12.26
                                                                        7.48                             7.55
                                                      20,382,143.51 (87.53%)           10,967,563.47 (47.10%)
                                                      110,911,688.95 (4.76%)            82,317,472.03 (3.54%)
                                                                          --                               --



                                    SCENARIO                 7                           8                          9
-----------------------------------------------------------------------------------------------------------------------------------
                                       SPEED             75% pricing                 100% pricing               125% pricing
                                       RATES            Forward + 200               Forward + 200              Forward + 200
                                    TRIGGERS                 Fail                        Fail                       Fail
                                CLEANUP CALL             To Maturity                 To Maturity                To Maturity
                         DEFAULT P&I ADVANCE             100% Advance                100% Advance               100% Advance
                            DEFAULT SEVERITY                  50%                         50%                        50%
                        DEFAULT RECOVERY LAG               6 months                    6 months                   6 months
                             DEFAULT BALANCE            Current Balance             Current Balance            Current Balance
                             CPR = CDR + CRR
                                   CPR = CRR                CPR = CRR                   CPR = CRR                  CPR = CRR
-----------------------------------------------------------------------------------------------------------------------------------
                           INITIAL
                             BOND       SUB-
CLASS        RATINGS         SIZE ORDINATION
===================================================================================================================================
B2           BAA2/A+           1.00          4.85                        100                         100                        100
PRICE        100                                                        8.55                        8.25                       7.94
                                                                         163                         157                        158

                                                                       14.78                       11.23                       8.45
                                                                        8.58                        7.40                       6.17
                                                                0.00 (0.00%)                0.00 (0.00%)               0.00 (0.00%)
                                                      152,554,329.48 (6.55%)      110,911,689.40 (4.76%)      82,317,472.34 (3.54%)
B4           NR/BBB+           1.00          2.85                        100                         100                        100
PRICE        88.91242                                                   9.81                       10.11                       9.99
                                                                         278                         315                        325

                                                                       20.95                       16.01                      11.71
                                                                        8.68                        8.12                       7.08
                                                       4,952,114.35 (21.27%)                0.00 (0.00%)               0.00 (0.00%)
                                                      152,554,329.48 (6.55%)      110,911,689.40 (4.76%)      82,317,472.34 (3.54%)
B5           NR/BBB            1.00          1.85                        100                         100                        100
PRICE        79.56105                                                   0.03                        3.12                       7.60
                                                                        -600                        -354                         82

                                                                        8.87                       10.42                      12.26
                                                                        5.14                        7.35                       7.44
                                                     23,285,000.00 (100.00%)      20,382,111.77 (87.53%)     10,967,534.08 (47.10%)
                                                      152,554,329.48 (6.55%)      110,911,689.40 (4.76%)      82,317,472.34 (3.54%)
                                                                          --                          --                         --


                                             SCENARIO                                  1                           2
----------------------------------------------------------------------------------------------------------------------------
                                                SPEED                             75% pricing                 100% pricing
                                                RATES                               Forward                     Forward
                                             TRIGGERS                                Fail                        Fail
                                         CLEANUP CALL                             To Maturity                 To Maturity
                                  DEFAULT P&I ADVANCE                             100% Advance                100% Advance
                                     DEFAULT SEVERITY                                 50%                         50%
                                 DEFAULT RECOVERY LAG                               6 months                    6 months
                                      DEFAULT BALANCE                           Current Balance             Current Balance
                                      CPR = CDR + CRR     Capped at prepay
                                            CPR = CRR        PSA standard           CPR = CRR                   CPR = CRR
----------------------------------------------------------------------------------------------------------------------------
                                INITIAL
                                  BOND       SUB-
CLASS        RATINGS              SIZE ORDINATION
============================================================================================================================
B2           BAA2/A+           1.00          4.85       HBK CDR                               125                        125
PRICE        100                                        Yield                                6.82                       6.60
                                                        DM                                    203                        208

                                                        WAL                                 11.99                       9.44
                                                        Mod Dur                              8.48                       7.20
                                                        Prin Writedown               0.00 (0.00%)               0.00 (0.00%)
                                                        CummLosses         184,413,431.29 (7.92%)     135,031,451.52 (5.80%)
B4           NR/BBB+           1.00          2.85       HBK CDR                               125                        125
PRICE        88.91242                                   Yield                                9.76                       9.68
                                                        DM                                    483                        491

                                                        WAL                                 14.23                      11.67
                                                        Mod Dur                              8.14                       7.34
                                                        Prin Writedown               0.00 (0.00%)               0.00 (0.00%)
                                                        CummLosses         184,413,431.29 (7.92%)     135,031,451.52 (5.80%)
B5           NR/BBB            1.00          1.85       HBK CDR                               125                        125
PRICE        79.56105                                   Yield                               11.10                      11.04
                                                        DM                                    610                        613

                                                        WAL                                 15.34                      13.60
                                                        Mod Dur                              8.03                       7.61
                                                        Prin Writedown               0.00 (0.00%)               0.00 (0.00%)
                                                        CummLosses         184,413,431.29 (7.92%)     135,031,451.52 (5.80%)
OC                             1.75          1.75                                              --                         --




                                          SCENARIO              3                       4
-------------------------------------------------------------------------------------------------------
                                             SPEED        125% pricing            75% pricing
                                             RATES           Forward        Forward, up 200 over 12 mos
                                          TRIGGERS            Fail                    Fail
                                      CLEANUP CALL         To Maturity            To Maturity
                               DEFAULT P&I ADVANCE         100% Advance           100% Advance
                                  DEFAULT SEVERITY             50%                    50%
                              DEFAULT RECOVERY LAG           6 months               6 months
                                   DEFAULT BALANCE       Current Balance        Current Balance
                                   CPR = CDR + CRR
                                         CPR = CRR           CPR = CRR              CPR = CRR
-------------------------------------------------------------------------------------------------------
                                 INITIAL
                                   BOND      SUB-
CLASS        RATINGS               SIZE ORDINATION
=======================================================================================================
B2           BAA2/A+           1.00          4.85                         125                       125
PRICE        100                                                         6.30                      8.53
                                                                          209                       157

                                                                         7.37                     18.29
                                                                         5.98                      9.52
                                                                 0.00 (0.00%)              0.00 (0.00%)
                                                       100,746,042.44 (4.33%)    184,619,785.71 (7.93%)
B4           NR/BBB+           1.00          2.85                         125                       125
PRICE        88.91242                                                    9.66                    -10.43
                                                                          513                     -1627

                                                                         9.18                      6.65
                                                                         6.36                      4.68
                                                                 0.00 (0.00%)   23,285,000.00 (100.00%)
                                                       100,746,042.44 (4.33%)    184,619,785.71 (7.93%)
B5           NR/BBB            1.00          1.85                         125                       125
PRICE        79.56105                                                   11.16                    -34.24
                                                                          642                     -4185

                                                                        10.77                      4.02
                                                                         6.76                      3.31
                                                                 0.00 (0.00%)   23,285,000.00 (100.00%)
                                                       100,746,042.44 (4.33%)    184,619,785.71 (7.93%)
OC                             1.75          1.75                          --                        --



                                          SCENARIO              5                               6
-------------------------------------------------------------------------------------------------------------
                                             SPEED          100% pricing                   125% pricing
                                             RATES   Forward, up 200 over 12 mos   Forward, up 200 over 12 mos
                                          TRIGGERS              Fail                          Fail
                                      CLEANUP CALL          To Maturity                    To Maturity
                               DEFAULT P&I ADVANCE          100% Advance                  100% Advance
                                  DEFAULT SEVERITY              50%                            50%
                              DEFAULT RECOVERY LAG            6 months                       6 months
                                   DEFAULT BALANCE        Current Balance                Current Balance
                                  CPR = CDR + CRR
                                        CPR = CRR            CPR = CRR                      CPR = CRR
-------------------------------------------------------------------------------------------------------------
                                 INITIAL
                                   BOND      SUB-
CLASS        RATINGS               SIZE ORDINATION
=============================================================================================================
B2           BAA2/A+           1.00          4.85                         125                             125
PRICE        100                                                         8.20                            7.85
                                                                          150                             151

                                                                        12.80                            9.18
                                                                         8.05                            6.59
                                                                 0.00 (0.00%)                    0.00 (0.00%)
                                                       135,113,750.02 (5.80%)          100,778,011.23 (4.33%)
B4           NR/BBB+           1.00          2.85                         125                             125
PRICE        88.91242                                                   -3.89                            7.33
                                                                         -992                              63

                                                                         8.45                           13.04
                                                                         5.65                            7.86
                                                      23,285,000.00 (100.00%)           8,173,184.38 (35.10%)
                                                       135,113,750.02 (5.80%)          100,778,011.23 (4.33%)
B5           NR/BBB            1.00          1.85                         125                             125
PRICE        79.56105                                                  -30.47                          -23.85
                                                                        -3757                           -3027

                                                                         4.26                            4.78
                                                                         3.43                            3.70
                                                      23,285,000.00 (100.00%)         23,285,000.00 (100.00%)
                                                       135,113,750.02 (5.80%)          100,778,011.23 (4.33%)
OC                             1.75          1.75                          --                              --




                                    SCENARIO                 7                           8                          9
-----------------------------------------------------------------------------------------------------------------------------------
                                       SPEED             75% pricing                 100% pricing               125% pricing
                                       RATES            Forward + 200               Forward + 200              Forward + 200
                                    TRIGGERS                 Fail                        Fail                       Fail
                                CLEANUP CALL             To Maturity                 To Maturity                To Maturity
                         DEFAULT P&I ADVANCE             100% Advance                100% Advance               100% Advance
                            DEFAULT SEVERITY                  50%                         50%                        50%
                        DEFAULT RECOVERY LAG               6 months                    6 months                   6 months
                             DEFAULT BALANCE            Current Balance             Current Balance            Current Balance
                             CPR = CDR + CRR
                                   CPR = CRR                CPR = CRR                   CPR = CRR                  CPR = CRR
-----------------------------------------------------------------------------------------------------------------------------------
                           INITIAL
                             BOND      SUB-
CLASS        RATINGS         SIZE ORDINATION
===================================================================================================================================
B2           BAA2/A+           1.00          4.85                        125                          125                       125
PRICE        100                                                        8.61                         8.30                      7.97
                                                                         157                          150                       151

                                                                       18.29                        12.80                      9.18
                                                                        9.42                         7.97                      6.53
                                                                0.00 (0.00%)                 0.00 (0.00%)              0.00 (0.00%)
                                                      184,619,786.52 (7.93%)       135,113,750.57 (5.80%)    100,778,011.61 (4.33%)
B4           NR/BBB+           1.00          2.85                        125                          125                       125
PRICE        88.91242                                                 -10.24                        -3.74                      7.43
                                                                       -1623                         -990                        64

                                                                        6.65                         8.45                     13.04
                                                                        4.63                         5.58                      7.77
                                                     23,285,000.00 (100.00%)      23,285,000.00 (100.00%)     8,173,158.61 (35.10%)
                                                      184,619,786.52 (7.93%)       135,113,750.57 (5.80%)    100,778,011.61 (4.33%)
B5           NR/BBB            1.00          1.85                        125                          125                       125
PRICE        79.56105                                                 -33.89                       -30.14                    -23.56
                                                                       -4172                        -3745                     -3017

                                                                        4.02                         4.26                      4.78
                                                                        3.27                         3.38                      3.65
                                                     23,285,000.00 (100.00%)      23,285,000.00 (100.00%)   23,285,000.00 (100.00%)
                                                      184,619,786.52 (7.93%)       135,113,750.57 (5.80%)    100,778,011.61 (4.33%)
OC                             1.75          1.75                         --                           --                        --